UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 31, 2017

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01       Entry into a Material Definitive Agreement

On May 31, 2017, Franklin Covey Co. (the Company) entered into the Seventh Modification Agreement to its existing amended and restated secured credit agreement (the Restated Credit Agreement) with JPMorgan Chase Bank, N.A. (the Lender).  The Lender also provides the majority of the Company's day-to-day banking services.

The primary purpose of the Seventh Modification Agreement is to extend the maturity date of the Restated Credit Agreement from March 31, 2019 to March 31, 2020.

The Seventh Modification Agreement preserves existing debt covenants that include (i) a Funded Debt to EBITDAR ratio of less than 3.0 to 1.0; (ii) a Fixed Charge Coverage ratio greater than 1.15 to 1.0 as discussed above; (iii) an annual limit on capital expenditures (excluding capitalized curriculum development) of $8.0 million; and (iv) outstanding borrowings on the revolving line of credit may not exceed 150 percent of consolidated accounts receivable.  The other key terms and conditions of the Seventh Modification Agreement are substantially the same as those defined in the Restated Credit Agreement and subsequent modifications.  The Restated Credit Agreement was described in the Company's Form 8-K filed on March 17, 2011, which information is incorporated by reference herein.

In connection with the Seventh Modification Agreement, the Company and certain of its subsidiaries entered into a new Consent and Agreement of Guarantor.

The foregoing description of the Seventh Modification to the Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Seventh Modification Agreement to the Restated Credit Agreement and the Consent and Agreement of Guarantor, which are filed as Exhibits 10.1 and 10.2 attached hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On May 31, 2017, the Company and certain of its subsidiaries entered into the Seventh Modification Agreement and Consent and Agreement of Guarantor with its primary Lender as described above in Item 1.01.  The information in Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1	Seventh Modification Agreement by and among JPMorgan Chase Bank, N.A., Franklin Covey Co., and the subsidiary guarantors signatory thereto, dated May 31, 2017.

10.2	Consent and Agreement of Guarantor by and between JPMorgan Chase Bank, N.A., Franklin Covey Co., and the subsidiary guarantors signatory thereto, dated May 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	June 1, 2017	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer